UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Elias F. Habayeb as Principal Accounting Officer

On July 15, 2015, the Board of Directors of American International Group, Inc. (the “Company”) appointed Elias F. Habayeb, the Company’s Senior Vice President and Deputy Chief Financial Officer, to the additional roles of principal accounting officer and Group Controller. Mr. Habayeb, 43, has served as Senior Vice President and Deputy Chief Financial Officer since re-joining the Company in April 2015. Previously, from May 2011 to May 2014, he served as Senior Vice President and Chief Financial Officer of International Lease Finance Corporation (“ILFC”), a wholly owned subsidiary of the Company before its sale to AerCap Holdings N.V. (“AerCap”) in May 2014. From May 2014 to March 2015, he was employed by AerCap assisting with the integration of ILFC’s operations. Prior to ILFC, Mr. Habayeb served in various roles at the Company, including as Senior Vice President — Investments and Financial Services from June 2010 to May 2011. Mr. Habayeb was previously a partner at Deloitte & Touche LLP.

There are no arrangements or understandings between Mr. Habayeb and any other persons pursuant to which he was selected as an officer. Mr. Habayeb has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(d) Election of Linda A. Mills to the Board of Directors

On July 15, 2015, the Board of Directors of the Company elected Linda A. Mills as a Director of the Company. Ms. Mills was appointed as a member of the Technology Committee and the Compensation and Management Resources Committee of the Board of Directors at the time of her election. The Company’s press release announcing Ms. Mills’ appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Ms. Mills was granted a pro-rated annual award of deferred stock units upon her election, consistent with the compensation of the Company’s independent directors, as described under “Corporate Governance — Compensation of Directors” in the Company’s 2015 Proxy Statement.

There are no arrangements or understandings between Ms. Mills and any other persons pursuant to which she was selected as a Director. Ms. Mills has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release dated July 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: July 15, 2015	By:	/s/ Jeffrey A. Welikson
		Name:	Jeffrey A. Welikson
		Title:	Vice President, Corporate Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated July 15, 2015